Exhibit 10.2

RESTRICTED LIMITED PARTNERSHIP UNITS AGREEMENT

(ELCO LANDMARK RESIDENTIAL HOLDINGS II LLC)

This Restricted Limited Partnership Units Agreement (the “Agreement”) is made as of March 14, 2013, by and among Landmark Apartment Trust of America, Inc. (the “Company”), Landmark Apartment Trust of America Holdings, LP, the Company’s operating partnership (the “Operating Partnership”), and Elco Landmark Residential Holdings II LLC (“Recipient”).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, the Operating Partnership, Recipient and certain other parties consummated the Closing contemplated by that certain Asset Purchase and Contribution Agreement, dated March 13, 2013 (the “Purchase Agreement”), pursuant to which, subject to certain conditions and restrictions, Recipient is to receive restricted common units of limited partnership interest in the Operating Partnership, valued at $8.15 per unit (the “Restricted Units”), in exchange for the contribution of the ELRH II Contributed Assets. Unless otherwise indicated, capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement; and

WHEREAS, Recipient has agreed to restrict the vesting, transfer and disposition of the Restricted Units as set forth herein and pursuant to the terms of the Purchase Agreement. The execution and delivery of this Agreement was a material condition to the Company’s willingness to consummate the transactions set forth in the Purchase Agreement.

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Issuance of Restricted Units. Upon the terms and subject to the conditions and restrictions set forth in this Agreement, and as the contribution value under the Purchase Agreement for the ELRH II Contributed Assets, the Operating Partnership hereby issues 254,900 Restricted Units in the name of Recipient.

2. Vesting of Restricted Units; Acceleration of Vesting; Forfeiture.

(a) As of the date hereof, 100% of the Restricted Units are unvested and thereafter will vest, subject to the provisions of Section 2(b) hereof, as follows: (i) 20% of the unvested Restricted Units shall vest on the one year anniversary of the Closing Date, (ii) 20% of the unvested Restricted Units shall vest on the two year anniversary of the Closing Date; (iii) 20% of the unvested Restricted Units shall vest as of the three year anniversary of the Closing Date; (iv) 20% of the unvested Restricted Units shall vest as of the four year anniversary of the Closing Date; and (v) the remaining unvested Restricted Units shall vest on the five year anniversary of the Closing Date. Fractional Restricted Unit numbers resulting from the calculations required pursuant to clauses (i) through (v) of the foregoing sentence shall be rounded down to the nearest whole number of Restricted Units.

(b) Notwithstanding anything set forth herein, as of the date hereof, 100% of the Restricted Units are subject to forfeiture pursuant to Section 3.02 and Article IX of the Purchase Agreement and may not be sold, transferred, distributed, pledged, hypothecated or otherwise transferred other than as set forth in Section 9.10(b) of the Purchase Agreement. However, if the Operating Partnership obtains direct or indirect title to a Non-Contributed Property that, as of Closing, was owned, directly or indirectly, in whole or in part, by Recipient, then Restricted Units having a Management Agreement Value (computed with respect to the Management Agreement related to such Non-Contributed Property at $8.15 per Restricted Unit) as of the date of Closing (i.e., without any reduction under clause (ii) of the definition of Management Agreement Value in the Purchase Agreement), shall, notwithstanding anything to the contrary in Section 2(a) hereof, become fully vested as of the date the Operating Partnership obtains title and no longer be subject to forfeiture under this Section 2(b) hereof (but shall remain subject to forfeiture under Article IX of the Purchase Agreement).

3. Rights of Restricted Unit Holder. Distributions on Restricted Units (whether or not vested) shall be paid currently to Recipient in the form of Restricted Units only and in accordance with the terms of the Limited Partnership Agreement of the Operating Partnership, as amended from time to time (the “Partnership Agreement”). The distributions, if and when declared, shall be paid as follows: (i) if the distribution is made in connection with Restricted Units which have vested as of the date of such distribution, the Recipient shall receive vested Restricted Units only and (ii) if the distribution is made in connection with Restricted Units which have not vested as of the date of such distribution, the Recipient shall receive unvested Restricted Units only and the vesting of such units shall be subject to the vesting schedule set forth in Section 2(a) hereof. Subject to the terms hereof, the Purchase Agreement and the Partnership Agreement, Recipient shall have all rights of a holder of units, including voting rights, with respect to vested Restricted Units only; provided, that Recipient shall have no rights whatsoever (distribution, voting, or otherwise) with respect to Restricted Units that are forfeited pursuant to Section 2 hereof from and after the time of any such forfeiture.

4. Agreement to Join Partnership Agreement. Concurrently with the execution and delivery of this Agreement, Recipient, the Company and the Operating Partnership shall execute and deliver a joinder agreement to the Partnership Agreement in the form attached hereto as Exhibit A (the “Joinder”), pursuant to which, in connection with the issuance of the Restricted Units to Recipient, Recipient agrees to join and to be bound by (and to have the Restricted Units issued herein bound by) the terms and conditions set forth in the Partnership Agreement. Recipient acknowledges and agrees that (i) it has received a copy of the Partnership Agreement and has had an opportunity to review the same.

5. Limitations on Transfer. In addition to any other limitation on transfer created by applicable Securities Laws, except as authorized in Section 9.10(b) of the Purchase Agreement, Recipient shall not assign, distribute, hypothecate, donate, encumber or otherwise dispose of any interest in the Restricted Units which are not vested. After any of the Restricted Units have vested, Recipient shall not assign, hypothecate, donate, encumber or otherwise dispose of any interest in the Restricted Units (or any securities issued in respect of or in exchange for the Restricted Units) except in compliance with the provisions of the Partnership Agreement and applicable securities laws. Any attempted transfer in violation of this provision shall be void ab initio and of no legal force.

6. Restrictive Legends. All certificates representing the Restricted Units (or any securities issued in respect of or in exchange for Restricted Units) shall have endorsed thereon legends in substantially the following forms:

(a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN EXEMPTION THEREFROM.”; and

(b) Any legend required by applicable Securities Laws, the Partnership Agreement or the Company’s Governing Documents.

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7. Investment Representations. Recipient hereby represents, warrants, covenants and agrees with the Company as follows:

(a) Recipient is a sophisticated investor with such knowledge and experience in financial and business matters that is capable of evaluating the merits and risks of an investment in the Restricted Units. Recipient has the financial wherewithal to bear, and is willing to accept, the economic risk of losing its entire investment in the Restricted Units.

(b) Recipient acknowledges that it has (i) received, read and fully understands all information and data with respect to the Company and the Operating Partnership which Recipient has requested and which Recipient has deemed relevant in connection with the evaluation of the merits and risks of Recipient’s acquisition of the Restricted Units; (ii) has been provided with a reasonable opportunity to ask questions of, and receive answers and other responsive information from, knowledgeable representatives of the Company and the Operating Partnership concerning the terms and conditions of the Restricted Units being offered and sold pursuant to this Agreement, the terms and conditions of the transactions contemplated by the Purchase Agreement, and the business, affairs, strategy, financial condition and properties of the Company and the Operating Partnership, both historically and after giving effect to the transactions contemplated by this Agreement and the Purchase Agreement, and (iv) obtained such additional materials and information requested by Recipient or its own representatives, including its own professional financial, legal and tax advisers, as it and its advisers have deemed necessary or advisable in order to verify the accuracy of the information and materials provided to it by representatives of the Company and the Operating Partnership.

(c) Recipient acknowledges that it is basing its decision to invest in the Restricted Units on its own investigation of the information and materials provided to it, and that, except for the representations made by the Operating Partnership under the Purchase Agreement, it has not relied upon any representations made by any other Person. Recipient recognizes that an investment in the Restricted Units involves substantial risk and Recipient is fully cognizant of and understands all of the risk factors related to the Restricted Units.

(d) Recipient acknowledges that the offer and sale of the Restricted Units has not been accompanied by the publication of any public advertisement or by any form of general solicitation or general advertising (as those terms are used in Rule 502(c) under the Securities Act).

(e) Recipient is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(f) Recipient is receiving the Restricted Units for its own account and for investment purposes only and has no present intention, agreement, or arrangement for the distribution, transfer, assignment, resale or subdivision of such Restricted Units in violation of applicable Securities Laws. Recipient understands that (i) the Partnership Agreement and the Company’s Governing Documents contain additional restrictions as to the transferability of the Restricted Units, provided that none of such restrictions restrict Recipient’s rights to make the transfers authorized under Section 9.10(b) of the Purchase Agreement and, to the extent that they do, the Operating Partnership hereby grants its consent for such transfers; provided, however, that such consent shall in no way constitute a waiver of or consent to the other applicable provisions and restrictions under the Partnership Agreement in connection with a transfer of limited partnership

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interests, (ii) that no active trading market exists for the Restricted Units (or the shares of the Company’s common stock issuable upon conversion of the Restricted Units), and (iii) Recipient’s investment in the Restricted Units (and the shares of the Company’s common stock issuable upon conversion of the Restricted Units) will be highly illiquid and may have to be held indefinitely.

(g) Recipient is fully aware that the Restricted Units have not been registered with the U.S. Securities and Exchange Commission (the “SEC”) in reliance on the exemptions specified in Regulation D under the Securities Act of 1933, as amended, which reliance is based in part upon Recipient’s representations set forth herein. Recipient understands that the Restricted Units have not been registered under applicable state securities laws and are being offered and sold pursuant to the exemptions specified in said laws, and unless they are registered, they may not be re-offered for sale or resold except in a transaction or as a security exempt under those laws.

(h) Recipient understands that none of the Company, the Operating Partnership or their owners, officers, employees, directors, general partners, Affiliates or advisors represent Recipient in any way in connection with the purchase of the Restricted Units. Recipient also understands that legal counsel to the Company, the Operating Partnership and their Affiliates does not represent, and shall not be deemed under the applicable codes of professional responsibility to have represented or to be representing, Recipient.

(i) RECIPIENT UNDERSTANDS THAT THE RESTRICTED UNITS ISSUABLE TO IT PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE RESTRICTED UNITS ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE RESTRICTED UNITS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION, OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF AN INVESTMENT IN THE RESTRICTED UNITS OR THE ACCURACY OR ADEQUACY OF THE INFORMATION RECEIVED BY RECIPIENT. RECIPIENT UNDERSTANDS THAT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(j) The Company will be under no obligation to register the Restricted Units (or the shares of common stock of the Company issuable upon conversion of the Restricted Units), or to comply with any exemption available for sale of the Restricted Units (or the shares of common stock of the Company issuable upon conversion of the Restricted Units) without registration or filing, or upon receipt of an opinion of counsel reasonably satisfactory to the Company that any transfer of the Restricted Units is exempt from registration.

8. No Tax Representations. Recipient represents and warrants that it is not relying upon any advice or any information or material furnished by the Company, the Operating Partnership or their respective representatives, whether oral or written, expressed or implied, of any nature whatsoever, regarding any tax matters, including, without limitation, tax consequences to Recipient from the transaction contemplated herein or any transaction governed by the Purchase Agreement.

9. Governing Law. This Agreement shall be construed, administered and enforced according to the laws of the Commonwealth of Virginia, without regard to its conflicts of laws principles.

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10. Successors. This Agreement shall be binding upon and inure to the benefit of the heirs, legal representatives, successors, and permitted assigns of the parties.

11. Notice. Except as otherwise specified herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

12. Severability. In the event that any one or more of the provisions or portion thereof contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of this Agreement, and this Agreement shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

13. Entire Agreement. Subject to the terms and conditions of the Purchase Agreement and the Partnership Agreement, this Agreement expresses the entire understanding and agreement of the parties with respect to the subject matter. This Agreement may be executed in one or more counterparts, and counterparts may be exchanged by electronic transmission, each of which will be deemed an original, but all of which together constitute one and the same instrument

14. Headings. Paragraph headings used herein are for convenience of reference only and shall not be considered in construing this Agreement.

15. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first set forth above.

COMPANY:
LANDMARK APARTMENT TRUST OF AMERICA, INC.

By:	/s/ Stanley J. Olander
Name:	Stanley J. Olander
Its:	Chief Executive Officer

OPERATING PARTNERSHIP

LANDMARK APARTMENT TRUST OF AMERICA HOLDINGS, LP

By: Landmark Apartment Trust of America, Inc., its general partner

By:	/s/ Stanley J. Olander
Name:	Stanley J. Olander
Its:	Chief Executive Officer

RECIPIENT

ELCO LANDMARK RESIDENTIAL HOLDINGS II LLC

By:	/s/ Joseph G. Lubeck
Name:	Joseph G. Lubeck
Its:	President

SIGNATURE PAGE TO RESTRICTED UNITS AGREEMENT FOR ELRH II

EXHIBIT A

JOINDER TO PARTNERSHIP AGREEMENT

OF

OPERATING PARTNERSHIP

See attached.

FORM OF

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is entered into as of _________, by and among Landmark Apartment Trust of America, Inc., a Maryland corporation (the “General Partner”), in its capacity as the general partner of Landmark Apartment Trust of America Holdings, L.P., a Virginia limited partnership (the “Partnership”), on the one hand, and ______________, on the other hand (each, a “Contributor” and collectively, the “Contributors”).

RECITALS

WHEREAS, reference is made to that certain Asset Purchase and Contribution Agreement (the “Purchase Agreement”), dated as of March 13, 2013, by and among the Partnership and each of the Contributors;

WHEREAS, each Contributor has made a contribution to the Partnership, in exchange for consideration consisting of restricted limited partnership interests in the Partnership, upon the terms and subject to the conditions set forth in the Purchase Agreement;

WHEREAS, each Contributor now desires to become an Additional Limited Partner (as such term is defined in the Agreement of Limited Partnership, dated as of December 25, 2006, as amended by the First Amendment to Agreement of Limited Partnership, dated June 3, 2010, as further amended by the Second Amendment to Agreement of Limited Partnership, as further amended by the Third Amendment to Agreement of Limited Partnership, dated August 3, 2012, by and among the Partnership, the General Partner and the parties identified therein as the Limited Partners (as the same may be further amended and in effect from time to time, the “Partnership Agreement”);

WHEREAS, it is a condition to each Contributor becoming an Additional Limited Partner of the Partnership that such Contributor enter into this Agreement pursuant to which each such Contributor shall become a party to the Partnership Agreement;

WHEREAS, the General Partner has determined it is advisable and in the best interests of the Partnership to admit each Contributor as an Additional Limited Partner of the Partnership, effective as of the date of this Agreement; and

WHEREAS, capitalized terms used and not defined herein shall have the meanings ascribed to them in the Partnership Agreement.

NOW, THEREFORE, the parties hereto acknowledge the adequacy of the consideration provided to each through their respective representations, warranties, conditions, rights and promises contained in this Agreement and, intending to be legally bound, agree as provided below.

1. Each Contributor shall become, and does hereby become, a party to the Partnership Agreement as an Additional Limited Partner and shall, and hereby agrees to, be bound by all of the terms and conditions set forth in the Partnership Agreement applicable to such Contributor as an Additional Limited Partner.

2. Each Contributor is hereby admitted to the Partnership as an Additional Limited Partner effective as of the date of this Agreement.

3. This Agreement is binding upon the parties hereto and their personal representatives, heirs, distributees, successors and assigns. This Agreement shall be governed by the laws of the Commonwealth of Virginia, without regard, to the fullest extent permitted by law, to the conflicts of laws provisions thereof which might result in the application of the laws of any other jurisdiction.

4. This Agreement may be executed in one or more counterparts, and counterparts may be exchanged by electronic transmission, each of which will be deemed an original, but all of which together constitute one and the same instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be signed as of the day and year first above written.

GENERAL PARTNER:	LANDMARK APARTMENT TRUST OF AMERICA, INC., as General Partner

By:
	Name:	Stanley J. Olander
	Title:	Chief Executive Officer

CONTRIBUTORS:	ELCO LANDMARK RESIDENTIAL MANAGMEENT LLC

By:
	Name:	Joseph G. Lubeck
	Title:	President

ELCO LANDMARK RESIDENTIAL HOLDINGS LLC

By:
	Name:	Joseph G. Lubeck
	Title:	President

ELCO LANDMARK RESIDENTIAL HOLDINGS II LLC

By:
	Name:	Joseph G. Lubeck
	Title:	President

SIGNATURE PAGE TO JOINDER AGREEMENT